Exhibit 10.12

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of September [ ] , 2015 (the “Amendment Date”), by and among (A) FRED’S, INC., a Tennessee corporation (“Parent”); the Subsidiaries of Parent identified on the signature pages hereto as Borrowers (each of such Subsidiaries, together with Parent,  jointly and severally, the “Borrowers” and, each, a “Borrower”); (C) the Subsidiaries of Parent identified as Guarantors on the signature pages hereto; (D) the Lenders party to the Credit Agreement defined below; (E) REGIONS BANK, an Alabama bank, in its capacities as Swingline Lender and LC Issuer under the Credit Agreement defined below; and (E) REGIONS BANK, in its capacities as administrative agent and collateral agent for the Lenders,  Swingline Lender and LC Issuer under the Credit Agreement defined below (in such capacities, “Administrative Agent” or “Agent”).

W I T N E S S E T H :

WHEREAS, Borrowers, Guarantors, Lenders, Swingline Lender, LC Issuer and Administrative Agent have executed and delivered that certain Credit Agreement dated as of April 9, 2015 (as the same has been or may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that Administrative Agent and Lenders party hereto amend certain provisions of the Credit Agreement as set forth herein, and Administrative Agent and the Lenders party hereto have agreed to such amendments, subject to the terms and conditions hereof.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Borrowers, the Administrative Agent, and the Lenders party hereto hereby covenant and agree as follows:

SECTION 1.Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

SECTION 2.Amendments to Credit Agreement.

(a)Addition of New Definitions. Section 1.1 of the Loan Amendment is hereby amended by adding each of the following new definitions in appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of September __, 2015, made among Borrowers,  Guarantors, Administrative Agent and Lenders party thereto (among others), amending this Agreement.

“First Amendment Effective Date” means the date on which the First Amendment becomes effective in accordance with its terms as set forth in Section 3 thereof.

(b)Amendment to Section 7.6 (Asset Dispositions). Section 7.6 of the Credit Agreement is amended by (a) deleting the word ”or” after clause (i) thereof, (b) adding the word “or” after clause (k) thereof and (c) adding a new clause (l) thereto, to read as follows:

(l)A sale or other disposition of any Real Estate which, in the reasonable judgment of Borrowers, is no longer economically practicable to maintain or useful in the conduct of the Loan Parties’ and Subsidiaries’ business.

SECTION 3.Conditions Precedent. This Amendment shall become effective only upon satisfaction of the following on or before the Amendment Date:

(a)execution and delivery of this Amendment by Borrowers, Guarantors, Administrative Agent and Required Lenders; and

(b)Administrative Agent shall have received all other documents, instruments, certificates and agreements (if any) as Administrative Agent shall have reasonably requested in connection with the foregoing.

SECTION 4.Miscellaneous Terms.

(a)Loan Document. For avoidance of doubt, Borrowers and Administrative Agent hereby acknowledge and agree that this Amendment is a Loan Document.

(b)Effect of Amendment. All amendments set forth herein shall become effective as of the First Amendment Effective Date. Except as otherwise may be set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrowers. Except to the extent otherwise expressly set forth herein, the amendments set forth herein shall have prospective application only from and after the date of this Amendment.

(c)No Novation or Mutual Departure. The Borrowers expressly acknowledge and agree that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the limited amendments contained in Section 2 above and (ii) nothing in this Amendment shall affect or limit the Administrative Agent’s or Lenders’ right to demand payment of liabilities owing from the Borrowers to the Administrative Agent or the Lender under, or to demand strict performance of the terms, provisions and conditions of, the Credit

Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.

(d)Ratification. Each Borrower (i) hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Amendment and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).

(e)No Default. To induce the Administrative Agent and the Lenders party hereto to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), each Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of any Borrower or arising out of or with respect to any of the Loans or other obligations of the Borrowers owed to the Administrative Agent and the Lenders party hereto under the Credit Agreement or any other Loan Document.

(f)Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Amendment.

(g)Fax or Other Transmission.  Delivery by one or more parties hereto of an executed counterpart of this Amendment via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.

(h)Recitals Incorporated Herein. The preamble and the recitals to this Amendment are hereby incorporated herein by this reference.

(i)Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the Amendments among the parties hereto evidenced hereby.

(j)Further Assurances. Each Borrower agrees to take, at such Borrower’s expense, such further actions as the Administrative Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.

(k)Governing Law.  This Amendment shall be governed by and construed and interpreted in accordance with the internal laws of the State of Georgia but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Georgia.

(l)Severability.  Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(m)Approval. Effective as of the First Amendment Effective Date, Administrative Agent approves the Permitted Accounts Financing Agreement as an Approved Supply Chain Program.

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1)

IN WITNESS WHEREOF, Borrowers, Guarantors, Administrative Agent and the Lenders party hereto have caused this Amendment to be duly executed by its duly authorized officer or other representative as of the day and year first above written.

BORROWERS: FRED'S, INC., a Tennessee corporation, as "Borrower Agent" and a "Borrower"
By:___/s/ Jerry A. hore________________ Name: Jerry A. Shore Title: Chief Executive Officer
Attest: _____/s/ Mark C. Dely___________ Name: Mark C. Dely Title: Secretary
FRED'S STORES OF TENNESSEE, INC., a Tennessee corporation, as a "Borrower"
By:___/s/ Jerry A. Shore_______________ Name: Jerry A. Shore Title: Chief Executive Officer
Attest: _____/s/ Mark C. Dely___________ Name: Mark C. Dely Title: Secretary
FRED'S DOLLAR STORE OF MCCOMB, INC., a Mississippi corporation, as a "Borrower"
By:___/s/ Jerry A. Shore_______________ Name: Jerry A. Shore Title: Chief Executive Officer
Attest: _____/s/ Mark C. Dely___________ Name: Mark C. Dely Title: Secretary

[Signatures continue on following page.]

FRED'S CAPITAL FINANCE INC., a Delaware corporation, as a "Borrower"
By:___/s/ Andrew T. Panaccione_________ Name: Andrew T. Panaccione Title: President
Attest: __/s/ Pamela A. Jasinski_______ Name: Pamela A. Jasinski Title: Secretary
FRED'S CAPITAL MANAGEMENT COMPANY, a Delaware corporation, as a "Borrower"
By:___/s/ Andrew T. Panaccione_________ Name: Andrew T. Panaccione Title: President
Attest: __/s/ Pamela A. Jasinski_______ Name: Pamela A. Jasinski Title: Secretary
NATIONAL PHARMACEUTICAL NETWORK, INC., a Florida corporation, as a "Borrower"
By:____/s/ Jerry A. Shore______________ Name: Jerry A. Shore Title: President
Attest:______/s/ Mark C. Dely__________ Name: Mark C. Dely Title: Secretary

[Signatures continue on following pages.]

Section 1.1.

ADMINISTRATIVE AGENT:

REGIONS BANK

By:    /s/ Louis Alexander

Name:  Louis Alexander

Title:   SVP

LENDERS:

REGIONS BANK

By:    /s/ Louis Alexander

Name:  Louis Alexander

Title:   SVP

BANK OF AMERICA, N.A.:

By:  /s/ Christina M. Scott

Name: Christina M. Scott

Title:  SVP - Director